Note 8 - Income Taxes - Provision of Income Taxes (Details) - USD ($) $ in Thousands		12 Months Ended
		Mar. 31, 2020	Mar. 31, 2019
Federal		$ (1,912)	$ (283)
State		1,187	93
Total		(725)	(190)
Federal		14,251	1,220
State		1,278	(310)
Total		15,529	910
Total income taxes (1)	[1]	$ 14,804	$ 720

[1]	Income tax expense (benefit) included in the financial statements is comprised of $14.4 million and $(12.8) million from continuing operations and $0.4 million and $13.5 million from discontinued operations in 2020 and 2019, respectively.